Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Security Intelligence Technologies, Inc. (the "Company") for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ben Jamil, the Chief Executive Officer of the Company, and I, Chris R. Decker, Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 21, 2006                 /s/ Ben Jamil
                                        -----------------------
                                        Ben Jamil
                                        Chief Executive Officer


Date: February 21, 2006                 /s/ Chris R. Decker
                                        -----------------------
                                        Chris R. Decker
                                        Chief Financial Officer

This certification accompanies each Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.


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